                                                               Exhibit 10.05(j)


                          Ninth Amendment to the
                     Implementation Partners Agreement
                                  between
                 The Hunter Group, Inc. and People Soft, Inc.

THIS Ninth Amendment to the Implementation Partners Agreement ("Amendment") is made and entered into on February 26, 1997 ("Amendment Effective Date") by and between PeopleSoft, Inc. ("PeopleSoft") and The Hunter Group, Inc. (Licensee").


                                WITNESSETH:

THAT, for and in consideration of the mutual promises herein contained, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby agree that the Implementation Partners Agreement between the parties, dated October 1, 1993 ("Agreement") is amended to provide as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this shall have the same meaning as those used in the Agreement.

2.     Licensed Software.




-------------------------------------------------------------------------------------------------------------------------
Software/Service (indicate specific Software           Database             Per Copy          #       Total License
        modules or "full suite")**                     Platform            License Fee     Copies          Fee
-------------------------------------------------------------------------------------------------------------------------
      PeopleSoft 6 Financials Suite             SQL Base (Single User)         *              4             *
-------------------------------------------------------------------------------------------------------------------------
     PeopleSoft 6 Distribution Suite            SQL Base (Single User)         *              4             *
-------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL FEES:        *
-------------------------------------------------------------------------------------------------------------------------

* LAN versions are Unlimited Users.
** Please refer to attached Exhibit, Software Product Descriptions, for details about software modules contained in each product description.


    ------------------------------------------------------------
         Operating System                Hardware Module
    ------------------------------------------------------------
              n/a                               n/a
    ------------------------------------------------------------

--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.     General Information

-----------------------------------------------------------------------------------------------------------------------------------
PRIMARY CONTACT                                    BILLING INFORMATION               SHIPPING/SITE INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Contact: Tom Whartenby                             Contact: Same                     Contact: Barbara Bull
-----------------------------------------------------------------------------------------------------------------------------------
Address: 100 East Pratt Street                     Address: Same                     Address: Same
-----------------------------------------------------------------------------------------------------------------------------------
Baltimore, MD     21202                                    ,                         Baltimore, MD     21202
-----------------------------------------------------------------------------------------------------------------------------------
Phone: (410) 576-1515                              Phone: (   )                      Phone: (   )
-----------------------------------------------------------------------------------------------------------------------------------
Fax: (410) 752-2879                                Fax: (   )                        Fax: (   )
-----------------------------------------------------------------------------------------------------------------------------------

4. Conflict. In the event of any conflicts or inconsistencies between the provisions of this Amendment and the Agreement and/or any addenda thereto, the provisions of this Amendment shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.

ACCEPTED BY:                            ACCEPTED BY:
The Hunter Group, Inc.                  PeopleSoft, Inc.


/s/Thomas W. Whartenby                  /s/Emalee A. Bottini
----------------------------------      ---------------------------------------
Authorized Signature                    Authorized Signature

Thomas W. Whartenby, Sr. Vice Pres.     Emalee A. Bottini, Corporate Counsel
----------------------------------      ---------------------------------------
Printed Name and Title                  Printed Name and Title

                                 Exhibit A
                       Software Product Description

                    PeopleSoft 6 Financials consists of:
                    -------------------------------------
                         PeopleSoft General Ledger
                           PeopleSoft Receivables
                              PeopleSoft Payables
                         PeopleSoft Asset Management
                              PeopleSoft Projects
                               PeopleSoft Budgets


                     PeopleSoft 6 Distribution consists of:
                     --------------------------------------
                             PeopleSoft Purchasing
                              PeopleSoft Inventory
                               PeopleSoft Billing
                           PeopleSoft Order Management
                          PeopleSoft Enterprise Planning


                                 PeopleTools 6.01
                                 ----------------
                           (restricted development only)


        SQLBase single-user database included with Single User Version

                 Workstation Access: base application access.
               Workstation SQR, Crystal, QueryLink, PS/nVision